SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

  Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

         Date of Report (Date of earliest event reported): February 1, 2002

                          RIVIERA HOLDINGS CORPORATION
             (exact name of registrant as specified in its charter)


    Nevada                  000-21430                         88-0296885
(State of                  (Commission                      (IRS Employer
Incorporation)             File Number)                    Identification No.)


2901 Las Vegas Boulevard
Las Vegas, Nevada                                                 89109
(Address of principal office)                                  (Zip code)

Registrant's Telephone number,                               (702) 794-9527
    including area code

Item 5. Other Events

 On February 1, 2002, Riviera Holdings Corporation (RHC) announced through a press release that its fourth quarter, 2001, financial results conference call will be held Wednesday February 13, 2002 at 2:00 pm EST. A copy of the press release disclosing this information is filed as an exhibit hereto.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

             (a) Not Applicable

             (b) Not Applicable

             (c) Exhibits

Exhibit 99 Press Release dated February 1, 2002 announcing that RHC will release its fourth quarter 2001, financial results via conference call to be held on February 13, 2002 at 2:00 pm EST.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 4, 2002                            RIVIERA HOLDINGS CORPORATION


                                                             By: /s/ Duane Krohn
                                                               Treasurer and CFO

                                  EXHIBIT INDEX

         Exhibit

         Number                                      Description

           99 Press Release dated February 1, 2002, announcing Riviera Holdings Corporation conference call reporting fourth quarter, 2001, financial results.